EQ ADVISORS TRUST

SUPPLEMENT DATED FEBRUARY 22, 2005 TO THE

PROSPECTUS DATED MAY 1, 2004

This Supplement updates certain information contained in the Prospectus dated May 1, 2004, of EQ Advisors Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

Information Regarding EQ/MFS Investors Trust Portfolio

The information provided below updates information regarding the EQ/MFS Investors Trust Portfolio.

Delete the last sentence in the first paragraph of the section entitled “The Investment Strategy” in the Trust’s Prospectus and insert the following in its place:

The Adviser considers the Portfolio’s overall prospects for appreciation as well as income in managing the Portfolio.